UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 1, 2002

JONES APPAREL GROUP, INC.
(Exact Name of registrant as specified in its charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-10746 (Commission File Number)	06-0935166 (IRS Employer Identification No.)

250 Rittenhouse Circle
Bristol, PA 19007
(Address of principal executive offices)

(215) 785-4000
(Registrant's telephone number, including area code)

Item 5.  Other Events

On April 30, 2002, the Registrant issued a press release reporting First Quarter 2002 revenues and earnings. A copy of the press release is filed herewith as Exhibit 20.1.

Item 7. Exhibits

20.1  Press Release of the Registrant dated April 30, 2002.

Item 9. Regulation FD Disclosure.

Commencing in 2002, the Registrant has changed its reportable segments to reflect distinctions in its wholesale apparel businesses between better-priced apparel and moderate-priced apparel and also to reflect the reclassification of cooperative advertising expenses from revenues to selling, general and administrative expenses as required by Emerging Issues Task Force Issue 01-9. Pursuant to Regulation FD, the Registrant is furnishing the following restated segment information:

JONES APPAREL GROUP, INC.
RESTATED SEGMENT INFORMATION FOR THE YEAR ENDED DECEMBER 31, 2001
(UNAUDITED)

all amounts in millions
                            Wholesale  Wholesale   Wholesale           Other &
                               Better   Moderate  Footwear &           Elimin-      Cons-
                              Apparel    Apparel Accessories   Retail   ations   olidated
                            -------------------------------------------------------------
First Quarter
  Revenues from external
    customers                  $538.9      $78.7      $294.1    $160.6    $5.4   $1,077.7
  Intersegment revenues          25.6        6.1        25.6         -   (57.3)         -
                            -------------------------------------------------------------
    Total revenues              564.5       84.8       319.7     160.6   (51.9)   1,077.7
                            =============================================================
  Segment income (loss)        $123.9       $5.6       $71.6      $2.1  ($13.2)     190.0
                            ==================================================
  Amortization of goodwill                                                            9.6
  Net interest expense                                                               21.1
                                                                                 --------
  Income before provision
    for income taxes                                                               $159.3
                                                                                 ========

Second Quarter
  Revenues from external
    customers                  $393.7      $81.3      $220.1    $183.3    $5.5     $883.9
  Intersegment revenues          16.9        7.2        15.6         -   (39.7)         -
                            -------------------------------------------------------------
    Total revenues              410.6       88.5       235.7     183.3   (34.1)     883.9
                            =============================================================
  Segment income (loss)         $64.6       $2.2       $41.6     $23.5   ($9.9)     122.0
                            ==================================================
  Amortization of goodwill                                                           10.0
  Net interest expense                                                               20.4
                                                                                 --------
  Income before provision
    for income taxes                                                                $91.6
                                                                                 ========

Six Months
  Revenues from external
    customers                  $932.6     $160.0      $514.2    $343.9   $10.9   $1,961.6
  Intersegment revenues          42.5       13.3        41.2         -   (97.0)         -
                            -------------------------------------------------------------
    Total revenues              975.1      173.3       555.4     343.9   (86.1)   1,961.6
                            =============================================================
  Segment income (loss)        $188.5       $7.8      $113.2     $25.6  ($23.0)     312.1
                            ==================================================
  Amortization of goodwill                                                           19.7
  Net interest expense                                                               41.4
                                                                                 --------
  Income before provision
    for income taxes                                                               $251.0
                                                                                 ========

Third Quarter
  Revenues from external
    customers                  $564.6     $236.1      $263.6    $170.3    $7.6   $1,242.2
  Intersegment revenues          27.6        2.3        16.9         -   (46.8)         -
                            -------------------------------------------------------------
    Total revenues              592.2      238.4       280.5     170.3   (39.2)   1,242.2
                            =============================================================
  Segment income (loss)         $95.7      $17.2       $20.2      $6.1  ($10.5)     128.7
                            ==================================================
  Amortization of goodwill                                                           12.2
  Net interest expense                                                               22.9
                                                                                 --------
  Income before provision
    for income taxes                                                                $93.6
                                                                                 ========

Nine Months
  Revenues from external
    customers                $1,497.2     $396.1      $777.8    $514.2   $18.5   $3,203.8
  Intersegment revenues          70.1       15.6        58.1         -  (143.8)         -
                            -------------------------------------------------------------
    Total revenues            1,567.3      411.7       835.9     514.2  (125.3)   3,203.8
                            =============================================================
  Segment income (loss)        $284.2      $25.0      $133.4     $31.7  ($33.5)     440.8
                            ==================================================
  Amortization of goodwill                                                           31.9
  Net interest expense                                                               64.3
                                                                                 --------
  Income before provision
    for income taxes                                                               $344.6
                                                                                 ========

Fourth Quarter
  Revenues from external
    customers                  $341.6     $146.5      $202.9    $197.5    $6.3     $894.8
  Intersegment revenues          14.3        0.8        18.7       0.1   (33.9)         -
                            -------------------------------------------------------------
    Total revenues              355.9      147.3       221.6     197.6   (27.6)     894.8
                            =============================================================
  Segment income (loss)         $34.3       $6.6       $25.7     $26.8  ($10.1)      83.3
                            ==================================================
  Amortization of goodwill                                                           12.3
  Net interest expense                                                               15.8
                                                                                 --------
  Income before provision
    for income taxes                                                                $55.2
                                                                                 ========

Twelve Months
  Revenues from external
    customers                $1,838.8     $542.6      $980.7    $711.7   $24.8   $4,098.6
  Intersegment revenues          84.4       16.4        76.8       0.1  (177.7)         -
                            -------------------------------------------------------------
    Total revenues            1,923.2      559.0     1,057.5     711.8  (152.9)   4,098.6
                            =============================================================
  Segment income (loss)        $318.5      $31.6      $159.1     $58.5  ($43.6)     524.1
                            ==================================================
  Amortization of goodwill                                                           44.2
  Net interest expense                                                               80.1
                                                                                 --------
  Income before provision
    for income taxes                                                               $399.8
                                                                                 ========

Totals may not add due to rounding.

The following information presents pro forma segment results, which exclude (i) amortization of goodwill and trademarks (which was discontinued upon adoption of Statement of Financial Accounting Standards No. 142 on January 1, 2002); (ii) purchase accounting adjustments to cost of goods sold relating to acquisitions; and (iii) the charge taken during the third quarter of 2001 to write down accounts receivable and inventory due to the effects of September 11.

JONES APPAREL GROUP, INC.
PRO FORMA RESTATED SEGMENT INFORMATION FOR THE YEAR ENDED DECEMBER 31, 2001
(UNAUDITED)
all amounts in millions

                            Wholesale  Wholesale   Wholesale           Other &
                               Better   Moderate  Footwear &           Elimin-      Cons-
                              Apparel    Apparel Accessories   Retail   ations   olidated
                            -------------------------------------------------------------
First Quarter
  Revenues from external
    customers                  $538.9      $78.7      $294.1   $160.6     $5.4   $1.077.7
  Intersegment revenues          25.6        6.1        25.6        -    (57.3)         -
                            -------------------------------------------------------------
    Total segment revenues      564.5       84.8       319.7    160.6    (51.9)   1,077.7
                            -------------------------------------------------------------
  Segment income (loss)        $123.9       $5.6       $71.6     $2.1   ($10.0)     193.2
                            ==================================================
  Net interest expense                                                               21.1
                                                                                 --------
  Income before provision
    for income taxes                                                               $172.1
                                                                                 ========
Second Quarter
  Revenues from external
    customers                  $393.7      $81.3      $220.1   $183.3     $5.5     $883.9
  Intersegment revenues          16.9        7.2        15.6        -    (39.7)         -
                            -------------------------------------------------------------
    Total segment revenues      410.6       88.5       235.7    183.3    (34.2)     883.9
                            -------------------------------------------------------------
  Segment income (loss)         $64.7       $9.4       $42.1    $23.5    ($6.4)     133.3
                            ==================================================
  Net interest expense                                                               20.4
                                                                                 --------
  Income before provision
    for income taxes                                                               $112.9
                                                                                 ========
Six Months
  Revenues from external
    customers                  $932.6     $160.0      $514.1   $343.9    $11.0   $1,961.6
  Intersegment revenues          42.6       13.2        41.2        -    (97.0)         -
                            -------------------------------------------------------------
    Total segment revenues      975.2      173.2       555.3    343.9    (86.0)   1,961.6
                            -------------------------------------------------------------
  Segment income (loss)        $188.5      $15.0      $113.6    $25.7   ($16.4)     326.4
                            ==================================================
  Net interest expense                                                               41.4
                                                                                 --------
  Income before provision
    for income taxes                                                               $285.0
                                                                                 ========
Third Quarter
  Revenues from external
  customers                    $576.2     $237.1      $275.1   $170.3     $7.6   $1,266.3
  Intersegment revenues          27.6        2.3        16.9        -    (46.8)         -
                            -------------------------------------------------------------
    Total segment revenues      603.8      239.4       292.0    170.3    (39.2)   1,266.3
                            -------------------------------------------------------------
  Segment income (loss)        $130.2      $35.9       $56.3    $13.5    ($5.8)     230.1
                            ==================================================
  Net interest expense                                                               22.8
                                                                                 --------
  Income before provision
    for income taxes                                                               $207.3
                                                                                 ========
Nine Months
  Revenues from external
    customers                $1,508.8     $397.1      $789.2   $514.2    $18.6   $3,227.9
  Intersegment revenues          70.1       15.5        58.1      0.1   (143.8)         -
                            -------------------------------------------------------------
    Total segment revenues    1,578.9      412.6       847.3    514.3   (125.2)   3,227.9
                            -------------------------------------------------------------
  Segment income (loss)        $318.8      $50.9      $169.9    $39.1   ($22.2)     556.5
                            ==================================================
  Net interest expense                                                               64.3
                                                                                 --------
  Income before provision
    for income taxes                                                               $492.2
                                                                                 ========
Fourth Quarter
  Revenues from external
    customers                  $341.6     $146.5      $203.0   $197.5     $6.2     $894.8
  Intersegment revenues          14.3        0.8        18.7        -    (33.8)         -
                            -------------------------------------------------------------
    Total segment revenues      355.9      147.3       221.7    197.5    (27.6)     894.8
                            -------------------------------------------------------------
  Segment income (loss)         $34.3       $6.6       $25.8    $26.7    ($5.1)      88.3
                            ==================================================
  Net interest expense                                                               15.8
                                                                                 --------
  Income before provision
    for income taxes                                                                $72.5
                                                                                 ========
Twelve Months
  Revenues from external
    customers                $1,850.4     $543.6      $992.2   $711.7    $24.8   $4,122.7
  Intersegment revenues          84.4       16.4        76.8      0.1   (177.7)         -
                            -------------------------------------------------------------
    Total segment revenues    1,934.8      560.0     1,069.0    711.8   (152.9)   4,122.7
                            -------------------------------------------------------------
  Segment income (loss)        $353.0      $57.6      $195.7    $65.9   ($27.3)     644.9
                            ==================================================
  Net interest expense                                                               80.1
                                                                                 --------
  Income before provision
    for income taxes                                                               $564.8
                                                                                 ========

Totals may not add due to rounding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES APPAREL GROUP, INC. (Registrant) By: /s/ Wesley R. Card Wesley R. Card Chief Operating and Financial Officer

 Date: May 1, 2002

Exhibit Index

Exhibit No.	Description
20.1	Press Release of the Registrant dated April 30, 2002.

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